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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 26, 2005

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

         New York                         3812                   11-0707740
      (State or Other               (Primary Standard         (I.R.S. Employer
Jurisdiction of Incorporation   Industrial Classification    Identification No.)
      or Organization)                Code Number)

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                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
          (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)

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                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. ELECTION OF DIRECTORS

     On January 26, 2005, Paul J. Kern, General, U.S.A. (Ret.) was elected to EDO Corporation Board of Directors. There are no arrangements or understandings between Mr. Kern and any other person pursuant to which Mr. Kern was selected as a director. Mr. Kern has not been named to any committees of the Board as of the date of this disclosure.

EXHBIT INDEX

ITEM 99.  PRESS RELEASE

     On January 26, 2005, EDO Corporation issued a press release announcing the election of Mr. Kern to the EDO Corporation Board of Directors. A copy of this press release is attached hereto as exhibit (99.).


                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 31, 2005


                                   EDO CORPORATION


                                   By:  /s/ Lisa M. Palumbo
                                   ---------------------------------------
                                      Name:   Lisa M. Palumbo
                                      Title:  Vice President and General Counsel
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                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit
99                     Press Release of EDO Corporation dated January 26, 2005
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